                   THIS PAGE MUST BE KEPT WITH THE DOCUMENT.



                       SIXTH AMENDMENT TO LOAN AGREEMENT


04/25/97 12:35 pm

                                                                    Exhibit 10.7

                       SIXTH AMENDMENT TO LOAN AGREEMENT


     THIS SIXTH AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of the 7th day of February, 1997 (the "Amendment Date"), by and among CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P., a Delaware limited partnership (the "Borrower"), TORONTO DOMINION (TEXAS), INC., THE CHASE MANHATTAN BANK (FORMERLY, CHEMICAL BANK), CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, NATIONSBANK, N.A., BANQUE PARIBAS, UNION BANK OF CALIFORNIA, N.A. (FORMERLY, UNION BANK), CORESTATES BANK, N.A., THE LONG-TERM CREDIT BANK OF JAPAN, LTD., MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, FLEET BANK, N.A., FIRST NATIONAL BANK OF MARYLAND, VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, BANQUE FRANCAISE DU COMMERCE EXTERIEUR, PRIME INCOME TRUST, SENIOR DEBT PORTFOLIO, AERIES FINANCE LTD., ING CAPITAL ADVISORS, INC., ABN AMRO BANK N.V., SOCIETE GENERALE, THE FIRST NATIONAL BANK OF BOSTON, CAPTIVA FINANCE LTD., BANQUE NATIONALE DE PARIS, THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH, CHASE SECURITIES INC. AND THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P. (together with any financial institution which subsequently becomes a `Bank' under the Loan Agreement, as such term is defined therein, the "Banks"), TORONTO DOMINION (TEXAS), INC. and THE CHASE MANHATTAN BANK (FORMERLY, CHEMICAL BANK), as Documentation Agents (in such capacity, the "Documentation Agents"), TORONTO DOMINION (TEXAS), INC., THE CHASE MANHATTAN BANK (FORMERLY, CHEMICAL BANK), CIBC INC., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, and NATIONSBANK, N.A., as Managing Agents (collectively in such capacity, the "Managing Agents"), BANQUE PARIBAS, UNION BANK OF CALIFORNIA, N.A. (FORMERLY, UNION BANK), ABN AMRO BANK N.V., SOCIETE GENERALE, FLEET BANK, N.A., CORESTATES BANK, N.A. AND THE FIRST NATIONAL BANK OF BOSTON, as Co-Agents (collectively in such capacity, the "Co-Agents") and TORONTO DOMINION (TEXAS), INC., as Administrative Agent for the Documentation Agents, the Managing Agents, the Co-Agents and the Banks (the "Administrative Agent," and together with the Documentation Agents, the Managing Agents and the Co-Agents, the "Agents"),

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Agents, the Borrower, and the Banks are parties to that certain Amended and Restated Loan Agreement dated as of September 29, 1995, as amended by that certain First Amendment to Loan Agreement dated as of October 31, 1995, that certain Second Amendment to Loan Agreement dated as of January 16, 1996, that certain Third Amendment to Loan Agreement dated as of March 29, 1996, that certain Fourth Amendment to Loan Agreement dated as of May 24, 1996 and that certain Fifth Amendment to Loan Agreement dated as of November 29, 1996 (as further amended, modified and supplemented from time to time, the "Loan Agreement"); and

     WHEREAS, the Borrower has requested that the Agents and the Banks agree to amend certain provisions of the Loan Agreement to provide for an increase in the amount of Indebtedness with respect to performance bonds, letters of credit and similar instruments permitted under the Loan Agreement and to waive any Default which may currently exist as a result of the incurrence of such types of Indebtedness prior to the date of this Amendment; and

     WHEREAS, the Borrower has requested that the Agents and the Banks agree to certain amendments to the documentation relating to the Hallmark Subordinated Debt; and

     WHEREAS, the Agents and the Banks are willing to consent to such amendments and such other matters as set forth herein on the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

     1.   Amendment to Article 7.  Section 7.1 of the Loan Agreement,
          ----------------------
Indebtedness of the Borrower, is hereby amended by deleting existing subsections
----------------------------
(e) and (g) in their respective entireties and by substituting the following therefor:

          "(e) Any other Indebtedness (including, without limitation, Indebtedness secured by Permitted Liens) in an aggregate outstanding principal amount at any time not to exceed $7,500,000 of which not more than $6,000,000 in an aggregate outstanding principal amount at any time may be used for Indebtedness with respect to performance bonds, letters of credit and similar instruments securing the contractual obligations of the Borrower;"

          "(g) Indebtedness arising under payment and performance bonds and letters of credit issued for the Borrower's account, or the account of a Subsidiary of the Borrower, in the ordinary course of the Borrower's or such Subsidiary's business in favor of the grantors of the Licenses and the Pole Agreements, in an aggregate amount not to exceed $6,000,000."

     2.   Consents.
          --------

          (a) Pursuant to Section 7(a)(iii) of the Subordination Agreement and
Section 8.1(w) of the Loan Agreement, the Agents and the Banks hereby consent to the amendment and restatement of that certain Senior Subordinated Loan Agreement dated as January 18, 1995 and that certain Guaranty by CCELP dated September 30, 1995 as set forth in the Amended and Restated Senior Subordinated Loan Agreement dated as of November 15, 1996 attached hereto as Exhibit A (the "Amended
                                                 ---------
Agreement") and the Amended and Restated Guaranty of CCELP dated as of November 15, 1996 attached hereto as Exhibit B (the "Amended Guaranty"), respectively.
                            ---------
The Agents and the Banks hereby further agree that the Subordination Agreement shall be amended and restated by that certain Amended and Restated Subordination Agreement dated as of November 15, 1996 (the "Amended Subordination Agreement") to be executed by the Agents and the Banks in the form attached hereto as Exhibit C as of the effective date of this Amendment. The Agents and the Banks
---------
hereby further consent to the amendment and restatement of that certain Senior Subordinated Note dated January 18, 1995 (the "Original Subordinated Note") as set forth in an Amended and Restated Subordinated Note (the "Amended Subordinated Note") which shall be on substantially the same terms as the Original Subordinated Note and which shall be in form and substance satisfactory to the Administrative Agent. The Agents and the Banks hereby authorize the Administrative Agent to enter into or obtain from the Borrower and its Subsidiaries such conforming modifications to the Loan Documents as the Administrative Agent may deem necessary or appropriate to reflect the Amended Agreement, the Amended Subordinated Note, the Amended Guaranty and the Amended Subordination Agreement.

          (b) In the event the Amended Subordinated Note is required to be registered in accordance with the Amended Agreement, the Agents and the Banks hereby authorize the Administrative Agent to approve and execute an indenture and related documents (the "Indenture Documents") to replace the Amended Agreement, Amended Guaranty, Amended Subordination Agreement and related agreements; provided, however, that (i) the Indenture Documents shall be in form
            --------  -------
and substance the same terms as the Amended Agreement, the Amended Guaranty and the Amended Subordinated Note with such changes as are necessary to reflect that the Amended Subordinated Note will be issued in one or more notes under an indenture rather than a loan agreement and such other changes required to comply with Applicable Law, all of which changes and modifications shall be in form and substance satisfactory to the Administrative Agent; (ii) a replacement subordination agreement in form and substance of the Amended Subordination Agreement shall be executed by the trustee under the Indenture Documents on behalf of the holders of the replacement subordinated notes in favor of the Agents and the

Banks, which agreement shall be in form and substance satisfactory to the Administrative Agent; (iii) the Borrower shall provide to the Administrative Agent a certificate, signed by an Authorized Signatory of the Borrower, certifying that there exists no Default under the Loan Agreement, both before and after giving effect to the Indenture Documents, and demonstrating the Borrower's compliance with Sections 7.8, 7.9, 7.10 and 7.15 of the Loan Agreement, after giving effect to the Indenture Documents; and (iv) the Borrower shall provide to the Administrative Agent opinions of general counsel and in-house counsel to the Borrower and its Subsidiaries, addressed to the Banks and the Administrative Agent and satisfactory to the Administrative Agent and its special counsel, dated as of the effective date of the Indenture Documents.

     3.   Waiver.  The Agents and the Banks hereby waive, effective through the
          ------
date hereof, any Default or Event of Default which may have arisen under Sections 7.1(e) or 7.1(g) of the Loan Agreement resulting from the incurrence by the Borrower and its Subsidiaries of Indebtedness with respect to performance bonds, letters of credit and similar instruments in an aggregate outstanding principal amount in excess of $9,000,000.

     4.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     5.   Governing Law.  This Amendment shall be construed in accordance with
          -------------
and governed by the laws of the State of New York.

     6.   Severability.  Any provision of this Amendment which is prohibited or
          ------------
unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     7.   No Other Amendment, Consent or Waiver.  Except for the amendments,
          -------------------------------------
consents and waiver set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No waiver by the Administrative Agent, the other Agents or the Banks under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the other Agents and the Banks expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments, consents and waiver agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the other Agents and the Banks, or any of them, at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the other Agents, the Banks, the Majority Banks, or any of them, to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     8.   Representations and Warranties.  The Borrower hereby represents and
          ------------------------------
warrants in favor of the Agents and the Banks as follows:

          (a) The Borrower has the partnership power and authority (i) to enter into this Amendment and (ii) to do all other acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          (b) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

          (c) The execution and delivery of this Amendment, the performance by the Borrower under the Loan Agreement and the other Loan Documents to which it is a party, as amended hereby, and the consummation of the transactions contemplated hereby do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor contravene or be in conflict with the partnership agreement or other similar agreement of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is a party or by which any of its assets or properties are or may become bound.

     9.   Conditions Precedent.  The effectiveness of this Amendment is subject
          --------------------
to receipt by the Administrative Agent or the Banks, as appropriate, of each of the following, in form and substance satisfactory to the Administrative Agent and the Banks:

          (a) The Administrative Agent or the Banks, as appropriate, shall have received each of the following, in form and substance satisfactory to the Administrative Agent and the Banks:

              (i) A certificate, signed by an Authorized Signatory of the Borrower, certifying on the date hereof that, except with respect to the requirements of Subsections 7.1(e) and (g) of the Loan Agreement waived hereby, there exists no Default under the Loan Agreement, both before and after giving effect to this Amendment, and demonstrating the Borrower's compliance with Sections 7.8, 7.9, 7.10 and 7.15 of the Loan Agreement, after giving effect to this Amendment; and

              (ii) Opinions of general counsel and in-house counsel to the Borrower and its Subsidiaries, addressed to the Banks and the Administrative Agent and satisfactory to the Administrative Agent and its special counsel, dated as of the date hereof.

          (b) All such other documents as the Administrative Agent or any Bank may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so reasonably requested.

     10.  Loan Documents.  This document shall be deemed to be a Loan Document
          --------------
for all purposes.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or caused it to be executed under seal by their duly authorized officers, all as of the day and year first above written.

BORROWER:           CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P., a Delaware
                    limited partnership

                         By: Its General Partner

                         CCA ACQUISITION CORP., a Delaware corporation

                             /s/ Kent D. Kalkwarf
                         By: _________________________________________________
                             Its: Senior Vice President


ADMINISTRATIVE AGENT:    TORONTO DOMINION (TEXAS), INC., as Administrative Agent

                             /s/ Diane Bailey
                         By: ___________________________________________________
                             Its: Vice President


DOCUMENTATION AGENTS:    TORONTO DOMINION (TEXAS), INC., as a Documentation
                         Agent

                             /s/ Diane Bailey
                         By: ___________________________________________________
                             Its: Vice President


                         THE CHASE MANHATTAN BANK (formerly, Chemical Bank), as a Documentation Agent

                             /s/ Mitchell J. Gervis
                         By: ___________________________________________________
                             Its: Vice President


MANAGING AGENTS:         TORONTO DOMINION (TEXAS), INC., as a
                         Managing Agent

                             /s/ Diane Bailey
                         By: ___________________________________________________
                             Its: Vice President

                                               SIXTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 1

MANAGING AGENTS:         THE CHASE MANHATTAN BANK (formerly,
(continued)              Chemical Bank), as a Managing Agent

                             /s/  Mitchell J. Gervis
                         By:__________________________________________
                             Its: Vice President


                         CIBC INC., as a Managing Agent

                             /s/  Matthew B. Jones
                         By:__________________________________________
                             Its: Authorized Signatory


                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                         as a Managing Agent

                             /s/ Mark D. Thorsheim
                         By:__________________________________________
                             Its: Vice President


                         NATIONSBANK, N.A., as a Managing Agent

                             /s/ Jennifer Zydney
                         By:__________________________________________
                             Its: Vice President


CO-AGENTS:               BANQUE PARIBAS, as a Co-Agent

                             /s/ Bryan Petermann
                         By:__________________________________________
                             Its: Vice President

                             /s/ John G. Acker
                         By:__________________________________________
                             Its: Vice President


                         UNION BANK OF CALIFORNIA, N.A. (formerly, Union Bank), as a Co-Agent

                             /s/ B. Adam Trout
                         By:__________________________________________
                             Its: Assistant Vice President



                                               SIXTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 2

CO-AGENTS:               CORESTATES BANK, N.A., as a Co-Agent
(continued)
                             /s/ Anthony B. Parisi
                         By:__________________________________________
                             Its: Vice President


                         FLEET BANK, N.A., as a Co-Agent

                             /s/ Adam Bester
                         By:__________________________________________
                             Its: Senior Vice President


                         ABN AMRO BANK N.V., as a Co-Agent

                             /s/ James J. Johnston
                         By:__________________________________________
                             Its: Vice President

                             /s/ Mary L. Honda
                         By:__________________________________________
                             Its: Vice President


                         SOCIETE GENERALE, as a Co-Agent

                             /s/ William A. Sinsigalli
                         By:__________________________________________
                             Its: First Vice President & Group Manager


                         THE FIRST NATIONAL BANK OF BOSTON, as a Co-Agent

                             /s/ Cindy Chen
                         By:__________________________________________
                             Its: Director


BANKS:                   TORONTO DOMINION (TEXAS), INC., as a
                         Bank

                             /s/ Diane Bailey
                         By:__________________________________________
                             Its: Vice President


                                               SIXTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 3

BANKS:                   THE CHASE MANHATTAN BANK (formerly,
(continued)                Chemical Bank), as a Bank

                             /s/  Mitchell J. Gervis
                         By:__________________________________________
                             Its: Vice President


                         CIBC INC., as a Bank

                             /s/  Matthew B. Jones
                         By:__________________________________________
                             Its: Authorized Signatory


                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as a Bank

                             /s/ Mark D. Thorsheim
                         By:__________________________________________
                             Its: Vice President


                         NATIONSBANK, N.A., as a Bank

                             /s/ Jennifer Zydney
                         By:__________________________________________
                             Its: Vice President


                         BANQUE PARIBAS, as a Bank

                             /s/ Bryan Petermann
                         By:__________________________________________
                             Its: Vice President


                             /s/ John G. Acker
                         By:__________________________________________
                             Its: Vice President


                         UNION BANK OF CALIFORNIA, N.A. (formerly Union Bank), as a Bank

                             /s/ Adam Trout
                         By:__________________________________________
                             Its: Assistant Vice President



                                               SIXTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 4

BANKS:                   CORESTATES BANK, N.A., as a Bank
(continued)
                             /s/ Anthony B. Parisi
                         By:__________________________________________
                             Its: Vice President


                         THE LONG-TERM CREDIT BANK OF JAPAN,
                         LTD., as a Bank

                             /s/ Armund Schoen, Jr.
                         By:__________________________________________
                             Its: Vice President & Deputy General Manager


                         MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, as a Bank

                             /s/ Gregory D. Knudsen
                         By:__________________________________________
                             Its: Vice President


                         FLEET BANK, N.A., as a Bank

                             /s/ Adam Bester
                         By:__________________________________________
                             Its: Senior Vice President


                         FIRST NATIONAL BANK OF MARYLAND, as a Bank

                             /s/ William Blake Hampson
                         By:__________________________________________
                             Its: Vice President


                         VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST, as a Bank

                             /s/ Jeffrey W. Maillet
                         By:__________________________________________
                             Its: Senior Vice President



                                               SIXTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 5

BANKS:                   BANQUE FRANCAISE DU COMMERCE
(continued)              EXTERIEUR, as a Bank

                             /s/ Evan Kraus
                         By:__________________________________________
                             Its: Assistant Treasurer

                             /s/ Frederick K. Kammler
                         By:__________________________________________
                             Its: Vice President


                         PRIME INCOME TRUST, as a Bank

                             /s/ Rafael Scolari
                         By:__________________________________________
                             Its: Vice President & Portfolio Manager


                         SENIOR DEBT PORTFOLIO, as a Bank
                         By: Boston Management and Research, as Investment
                             Advisor

                             /s/ Scott H. Page
                         By:__________________________________________
                             Its: Vice President


                         AERIES FINANCE LTD., as a Registered Noteholder

                             /s/ Andrew Wignall
                         By:__________________________________________
                             Its: Director


                         ING CAPITAL ADVISORS, INC., as agent for Bank syndication account

                             /s/ Kahleen A. Lenarcic
                         By:__________________________________________
                             Its: Vice President & Portfolio Manager



                                               SIXTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 6

BANKS:                   ABN AMRO BANK N.V., as a Bank
(continued)
                             /s/ James J. Johnston
                         By:__________________________________________
                             Its: Vice President

                             /s/ Mary I. Honda
                         By:__________________________________________
                             Its: Vice President


                         SOCIETE GENERALE, as a Bank

                             /s/ William A. Sinsigalli
                         By:__________________________________________
                             Its: First Vice President & Group Manager


                         THE FIRST NATIONAL BANK OF BOSTON, as a Bank

                             /s/ Cindy Chen
                         By:__________________________________________
                             Its: Director


                         BANQUE NATIONALE DE PARIS, as a Bank

                             /s/ Mark Whitson
                         By:__________________________________________
                             Its: Vice President

                             /s/ Pamela Lucash
                         By:__________________________________________
                             Its: Assistant Treasurer



                                               SIXTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 7

BANKS:                   THE SUMITOMO BANK, LIMITED, CHICAGO
(continued)              BRANCH, as a Bank

                             /s/ Hiroyuki Iwami
                         By:__________________________________________
                             Its: Joint General Manager


                         CAPTIVA FINANCE LTD., as a Registered Noteholder

                             /s/ Derrie Boggess
                         By:__________________________________________
                             Its: Director


                         CHASE SECURITIES INC., as agent for The Chase Manhattan Bank, as a Bank

                             /s/ Matthew B. Leahey
                         By:__________________________________________
                             Its: Vice President


                         THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P., as agent for Bank syndication account

                             /s/ Kathleen A. Lenarcic
                         By:__________________________________________
                             Its: Vice President & Portfolio Manager



                                               SIXTH AMENDMENT TO LOAN AGREEMENT
                                    CHARTER COMMUNICATIONS ENTERTAINMENT I, L.P.
                                                                Signature Page 8